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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 10, 1995

                              JOSLYN CORPORATION
- --------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



         Illinios                  0-1252                   36-3560095
    ---------------       -----------------------       -----------------
    (State or other       (Commission File Number)      (I.R.S. Employer
    jurisdiction of                                     Identification No.)
    incorporation)



30 South Wacker Drive, Chicago, Illinois                60606
- ----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)



              Registrant's telephone number, including area code:
                                (312) 454-2900



                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.  Other Events.


            On July 7, 1995, the Registrant received an unsolicited proposal by Danaher Corporation to acquire all of the common stock of the Registrant, other than shares held by Danaher Corporation, for $32 per share. On July 10, 1995, the Registrant issued a press release relating to its response to such proposal, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


      (c)   Exhibits.

            99.1        Press Release dated July 10, 1995.



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                                   SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          JOSLYN CORPORATION



Date:  July 12, 1995                      By: /s/ L.G. Wolski
                                              ---------------------
                                              L.G. Wolski
                                              Executive Vice President



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                                EXHIBIT INDEX



No.                          Exhibit
- -----       ---------------------------------------------


99.1        Press Release dated July 10, 1995.



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